Execution Version

Amendment No. 1

To

Transfer Agency And Shareholder Services Agreement

This Amendment No. 1 To Transfer Agency And Shareholder Services Agreement, dated as of January 1, 2014 (“Amendment No. 1”), is being entered into by and between BNY Mellon Investment Servicing (US) Inc. (“BNYM”) and GuideStone Funds (the “Trust”).

Background

BNYM and the Trust previously entered into the Transfer Agency And Shareholder Services Agreement, made as of December 14, 2012 (“Original Agreement”). The parties wish to amend the Original Agreement as set forth in this Amendment No. 1.

Terms

IN CONSIDERATION of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree to all statements made above and as follows:

1.  Modifications to Original Agreement. The Original Agreement is hereby amended:

(a)  Effective December 14, 2012, by deleting Schedule B in its entirety and replacing it with the Schedule B, dated December 14, 2012, attached to Amendment No. 1 to Transfer Agency And Shareholder Services Agreement, dated as of January 1, 2014, between BNYM and the Trust; and

(b)  Effective July 1, 2013, by deleting Schedule B in its entirety and replacing it with the Schedule B, dated July 1, 2013, attached to Amendment No. 1 to Transfer Agency And Shareholder Services Agreement, dated as of January 1, 2014, between BNYM and the Trust; and

(c)  Effective January 1, 2014, by deleting Schedule B in its entirety and replacing it with the Schedule B, dated January 1, 2014, attached to Amendment No. 1 to Transfer Agency And Shareholder Services Agreement, dated as of January 1, 2014, between BNYM and the Trust.

2.  Adoption of Amended Agreement by New Funds. Each Fund that has been added to Schedule B by virtue of this Amendment No. 1 acknowledges and agrees that (i) by virtue of its execution of this Amendment No. 1, it becomes and is a party to the Original Agreement as amended by this Amendment No. 1 (“Amended Agreement”) as of the date first written above, or if BNYM commenced providing services to the Fund prior to the date first written above, as of the date BNYM first provided services to the Fund, and (ii) it is bound by all terms and conditions of the Amended Agreement as of such date. The term “Fund” has the same meaning in this Amendment No. 1 as it has in the Original Agreement

3.  Remainder of Original Agreement. Except as specifically modified by this Amendment No. 1, all terms and conditions of the Original Agreement shall remain in full force and effect.

4.  Governing Law. The governing law of the Original Agreement shall be the governing law of this Amendment No. 1.

5.  Entire Agreement. This Amendment No. 1 constitutes the final, complete, exclusive and fully integrated record of the agreement of the parties with respect to the subject matter herein and the amendment of the Original Agreement.

Execution Version

6.  Facsimile Signatures; Counterparts. This Amendment No. 1 may be executed in one more counterparts; such execution of counterparts may occur by manual signature, facsimile signature, manual signature transmitted by means of facsimile transmission or manual signature contained in an imaged document attached to an email transmission; and each such counterpart executed in accordance with the foregoing shall be deemed an original, with all such counterparts together constituting one and the same instrument. The exchange of executed copies of this Amendment No. 1 or of executed signature pages to this Amendment No. 1 by facsimile transmission or as an imaged document attached to an email transmission shall constitute effective execution and delivery hereof and may be used for all purposes in lieu of a manually executed copy of this Amendment No. 1.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their duly authorized officers, as of the day and year first above written.

BNY Mellon Investment Servicing (US) Inc.

By:

Name:

Title:

GuideStone Funds
On behalf of each Fund in its individual and separate capacity, and not on behalf of any other Fund

By:

Name:

Title:

Execution Version

SCHEDULE B

(Dated: December 14, 2012)

THIS SCHEDULE B is Schedule B to that certain Transfer Agency And Shareholder Services Agreement dated as of December 14, 2012 between BNY Mellon Investment Servicing (US) Inc. and GuideStone Funds.

FUND	CLASS

DATE TARGET FUNDS
MyDestination 2005 Fund	GS4
MyDestination 2015 Fund	GS4
MyDestination 2025 Fund	GS4
MyDestination 2035 Fund	GS4
MyDestination 2045 Fund	GS4
MyDestination 2055 Fund	GS4

ASSET ALLOCATION FUNDS
Aggressive Allocation Fund	GS4
Aggressive Allocation Fund I	GS2
Balanced Allocation Fund	GS4
Balanced Allocation Fund I	GS2
Conservative Allocation Fund	GS4
Conservative Allocation Fund I	GS2
Growth Allocation Fund	GS4
Growth Allocation Fund I	GS2

SELECT FUNDS
Defensive Market Strategies Fund	GS2
Defensive Market Strategies Fund	GS4
Equity Index Fund	GS2
Equity Index Fund	GS4
Extended-Duration Bond Fund	GS2
Extended-Duration Bond Fund	GS4
Global Bond Fund	GS4
Growth Equity Fund	GS2
Growth Equity Fund	GS4
Inflation Protected Bond Fund	GS4
International Equity Fund	GS2
International Equity Fund	GS4
Low-Duration Bond Fund	GS2
Low-Duration Bond Fund	GS4
Medium-Duration Bond Fund	GS2
Medium-Duration Bond Fund	GS4
Money Market Fund	GS2
Money Market Fund	GS4
Real Estate Securities Fund	GS4
Small Cap Equity Fund	GS2
Small Cap Equity Fund	GS4
Value Equity Fund	GS2
Value Equity Fund	GS4

Execution Version

SCHEDULE B

(Dated: July 1, 2013)

THIS SCHEDULE B is Schedule B to that certain Transfer Agency And Shareholder Services Agreement dated as of December 14, 2012 between BNY Mellon Investment Servicing (US) Inc. and GuideStone Funds.

FUND	CLASS

DATE TARGET FUNDS
MyDestination 2005 Fund	GS4
MyDestination 2015 Fund	GS4
MyDestination 2025 Fund	GS4
MyDestination 2035 Fund	GS4
MyDestination 2045 Fund	GS4
MyDestination 2055 Fund	GS4

ASSET ALLOCATION FUNDS
Aggressive Allocation Fund	GS4
Aggressive Allocation Fund I	GS2
Balanced Allocation Fund	GS4
Balanced Allocation Fund I	GS2
Conservative Allocation Fund	GS4
Conservative Allocation Fund I	GS2
Growth Allocation Fund	GS4
Growth Allocation Fund I	GS2

SELECT FUNDS
Defensive Market Strategies Fund	GS2
Defensive Market Strategies Fund	GS4
Equity Index Fund	GS2
Equity Index Fund	GS4
Extended-Duration Bond Fund	GS2
Extended-Duration Bond Fund	GS4
Flexible Income Fund	GS4 (opened to public on July 1, 2013)
Global Bond Fund	GS4
Global Natural Resources Equity Fund	GS4 (opened to public on July 1, 2013)
Growth Equity Fund	GS2
Growth Equity Fund	GS4
Inflation Protected Bond Fund	GS4
International Equity Fund	GS2
International Equity Fund	GS4
Low-Duration Bond Fund	GS2
Low-Duration Bond Fund	GS4
Medium-Duration Bond Fund	GS2
Medium-Duration Bond Fund	GS4
Money Market Fund	GS2
Money Market Fund	GS4
Real Assets Fund	GS4 (opened to public on July 1, 2013)
Real Estate Securities Fund	GS4
Small Cap Equity Fund	GS2
Small Cap Equity Fund	GS4
Value Equity Fund	GS2
Value Equity Fund	GS4

Execution Version

SCHEDULE B

(Dated: January 1, 2014)

THIS SCHEDULE B is Schedule B to that certain Transfer Agency And Shareholder Services Agreement dated as of December 14, 2012 between BNY Mellon Investment Servicing (US) Inc. and GuideStone Funds.

FUND	CLASS

DATE TARGET FUNDS
MyDestination 2005 Fund	GS4
MyDestination 2015 Fund	GS4
MyDestination 2025 Fund	GS4
MyDestination 2035 Fund	GS4
MyDestination 2045 Fund	GS4
MyDestination 2055 Fund	GS4

ASSET ALLOCATION FUNDS
Aggressive Allocation Fund	GS4
Aggressive Allocation Fund I	GS2
Balanced Allocation Fund	GS4
Balanced Allocation Fund I	GS2
Conservative Allocation Fund	GS4
Conservative Allocation Fund I	GS2
Growth Allocation Fund	GS4
Growth Allocation Fund I	GS2

SELECT FUNDS
Defensive Market Strategies Fund	GS2
Defensive Market Strategies Fund	GS4
Emerging Markets Equity Fund	GS2 (opened to public on October 31, 2013)
Emerging Markets Equity Fund	GS4 (opened to public on October 31, 2013)
Equity Index Fund	GS2
Equity Index Fund	GS4
Extended-Duration Bond Fund	GS2
Extended-Duration Bond Fund	GS4
Flexible Income Fund	GS4
Global Bond Fund	GS4
Growth Equity Fund	GS2
Growth Equity Fund	GS4
Global Natural Resources Equity Fund	GS4
Inflation Protected Bond Fund	GS4
International Equity Fund	GS2
International Equity Fund	GS4
Low-Duration Bond Fund	GS2
Low-Duration Bond Fund	GS4
Medium-Duration Bond Fund	GS2
Medium-Duration Bond Fund	GS4
Money Market Fund	GS2
Money Market Fund	GS4
Real Assets Fund	GS4
Real Estate Securities Fund	GS4
Small Cap Equity Fund	GS2
Small Cap Equity Fund	GS4
Value Equity Fund	GS2
Value Equity Fund	GS4